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Draft: 25/02/03

                                                                  Exhibit 10.2.3
                              FORM OF SERIES [1/2] CLASS [B/C] SWAP CONFIRMATION

From:          [o]

To:            Permanent Financing (No. 2) PLC
               Blackwell House
               Guildhall Yard
               London
               EC2V  5AE

Attention:     The Secretary

To:            State Street Bank and Trust Company
               1 Canada Square
               Canary Wharf
               London
               E14 5AF

Attention:     Corporate Trust

                                                                   [o] [o], 2003

Dear Sirs,

CONFIRMATION - SERIES [1/2] CLASS [B/C] DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the swap transactions entered into between us on the Trade Date specified below (the "SWAP TRANSACTIONS"). This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series [1/2] Class [B/C]) entered into between us, you and State Street Bank and Trust Company (the "SECURITY TRUSTEE") dated as of [o][o], 2003 as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

The term "TRANSACTION" as used herein shall, for the purposes of the Definitions, have the same meaning as "SWAP TRANSACTION".

1. The following terms relate to all Transactions to which this Confirmation relates:

      Party A:                          [o]

      Party B:                          Permanent Financing (No. 2) PLC

      Trade Date:                       [o], 2003


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      Effective Date:                   [o], 2003

      Termination Date:                 The earlier of the Quarterly Interest
                                        Payment Date falling in [o] and the date on which all of the Series [1/2] Class
                                        [B/C] Second Issuer Notes are redeemed
                                        in full.

      Dollar Currency Exchange Rate:    [o] USD per GBP

      Business Days:                    London Business Day, New York Business
                                        Day and TARGET Business Day

      Calculation Agent:                Party A



Party A Floating Amounts:


      Party A Currency Amount:          In respect of each Party A Calculation
                                        Period, an amount in Dollars equal to
                                        the principal amount outstanding of the
                                        Series [1/2] Class [B/C] Second Issuer
                                        Notes on the first day of such
                                        Calculation Period (after taking into
                                        account any redemption on such day).

      Party A Payment Dates:            Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment Date falling in [o] up
                                        to the Termination Date and the
                                        Termination Date.


      Party A Floating Rate:            In respect of each Party A Calculation
                                        Period, Three-Month USD-LIBOR for three
                                        month Dollar deposits determined in
                                        respect of the first day of such Party A
                                        Calculation Period.

      Spread:                           [o] per cent.

      Rounding Convention:              Rounded to the nearest cent

      Party A Floating Rate Day
      Count Fraction:                   Actual/360


Party B Floating Amounts:


      Party B Currency Amount:          In respect of each Party B Calculation
                                        Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first



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                                        day of such Party B Calculation Period,
                                        converted by reference to the Dollar
                                        Currency Exchange Rate.

      Party B Payment Dates:            Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment Date falling in [o],
                                        2003 up to the Termination Date and the
                                        Termination Date.


      Party B Floating Rate:            In respect of each Party B Calculation
                                        Period, Sterling-LIBOR determined in
                                        respect of the first day of such Party B
                                        Calculation Period.

      Spread:                           [o] per cent.

      Party B Floating Rate Day
      Count Fraction:                   Actual/365(Fixed)

      Rounding Convention:              Rounded to the nearest penny

Initial Exchange:

      Initial Exchange Date:            Effective Date

      Party A Initial
      Exchange Amount:                  GBP [o]

      Party B Initial
      Exchange Amount:                  USD [o]

Interim Exchange:

      Interim Exchange Dates:           Each Quarterly Interest Payment Date
                                        (other than the Termination Date) on
                                        which any of the Series [1/2] Class
                                        [B/C] Second Issuer Notes are redeemed
                                        in whole or in part.

      Party A Interim
      Exchange Amount:                  In respect of each Interim Exchange
                                        Date, an amount in Dollars equal to the
                                        amount of the Series [1/2] Class [B/C]
                                        Second Issuer Notes redeemed on such
                                        Interim Exchange Date.

      Party B Interim
      Exchange Amount:                  In respect of each Interim Exchange
                                        Date, the Sterling equivalent of the
                                        Party A Interim Exchange Amount for such
                                        Interim Exchange Date converted by
                                        reference to the Dollar Currency
                                        Exchange Rate.



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      Final Exchange:


      Final Exchange Date:              Termination Date

      Party A Final Exchange Amount:    An amount in Dollars equal to the
                                        principal amount outstanding of the
                                        Series [1/2] Class [B/C] Second Issuer
                                        Notes on the Final Exchange Date (before taking into account any redemption on such day).


      Party B Final Exchange Amount:    The Sterling equivalent of the Party A
                                        Final Exchange Amount for final Exchange
                                        Date converted by reference to the
                                        Dollar Currency Exchange Rate.


3.    Deferral of Floating Amounts:

      If any payment of interest under the Series [1/2] Class [B/C] Second Issuer Notes is deferred in accordance with the terms and conditions of the Series [1/2] Class [B/C] Second Issuer Notes then a corresponding part of the Party A Floating Amount and a pro rata part of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date shall be deferred.

      The amount so deferred on the Party A Floating Amount shall be payable on the next Party A Payment Date (together with an additional floating amount accrued thereon at the applicable Party A Floating Rate) and the Party A Floating Amount due on such date shall be deemed to include such amounts.

      The amount so deferred on the Party B Floating Amount shall be payable on the next Party B Payment Date (together with an additional floating amount accrued thereon accrued at the applicable Party B Floating Rate) and the Party B Floating Amount due on such date shall be deemed to include such amounts.

      On any subsequent occasion if any payment of interest under the Series [1/2] Class [B/C] Second Issuer Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Series [1/2] Class [B/C] Second Issuer Notes then all or a corresponding part of the Party A Floating Amount and a pro rata part of the Party B Floating Amount shall be deferred.

      The amount so deferred on the Party A Floating Amount shall be payable on the next Party A Payment Date (together with an additional floating amount accrued thereon at the applicable Party A Floating Rate) and the Party A Floating Amount due on such date shall be deemed to include such amounts.

      The amount so deferred on the Party B Floating Amount shall be payable on the next Party B Payment Date (together with an additional floating amount accrued thereon at the applicable Party B Floating Rate) and the Party B Floating Amount and Party A Additional Floating Amount due on such date shall be deemed to include such amounts.



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4.    Account Details:

      Payments to Party A
      in Dollars:            Bank:               [o]

                             Account Number:     [o]

                             SWIFT:              [o]

                             ABA No.:            [o]


      Payments to Party A
      in Sterling:           Bank:               [o]

                             Sort Code           [o]

                             Account Number:     [o]

                             SWIFT:              [o]

      Payments to Party B
      in USD:                Bank:               [o]

                             Credit Account:     [o]

                             New York Swift:     [o]

                             FAO:                [o]

                             London Swift:       [o]

                             Reference:          [o]

      Payments to Party B
      in Sterling:           Bank:               [o]

                             Account Number:     [o]

                             Sort Code:          [o]

                             Reference:          [o]

      [It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, shall be considered as absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This shall



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      continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.]

7.    Notice Details:

      Party A:                [o]

      Address:                [o]

      Facsimile Number:       [o]

      Attention:              [o]

      Party B:                Permanent Financing (No. 2) PLC

      Address:                Blackwell House
                              Guildhall Yard
                              London
                              EC2V 5AE

      Facsimile Number:       020 7566 0975

      Attention:              The Secretary

      With a copy to: (i)     the Security Trustee:

      Name:                   State Street Bank and Trust Company

      Address:                1 Canada Square
                              Canary Wharf
                              London
                              E14 5AF

      Facsimile Number:       020 7416 2548

      Attention:              Corporate Trust

                      (ii)    HBOS Treasury Services plc

      Address:                33 Old Broad Street
                              London
                              EC2N 1HZ

      Facsimile Number:       020 7574 8784

      Attention:              Head of Capital Markets and Securitisation

Yours faithfully,

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[o]

By:
Name:
Title:

Confirmed as of the date first written:

PERMANENT FINANCING (NO. 2) PLC

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

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